SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The Andersons, Inc.

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THE ANDERSONS, INC.
480 West Dussel Drive
Maumee, Ohio 43537

March 14, 2003

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders that will be held on Thursday, May 1, 2003, at 1:30 p.m., local time, at The Andersons’ Activities Building, 1833 South Holland-Sylvania Road, Maumee, Ohio 43537.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda, how to vote your proxy and procedures for the meeting. It also describes how the board operates and gives you information about our director candidates. A form of proxy for voting at the meeting and our 2002 annual report to shareholders are included with this booklet.

     It is important that your shares are represented and voted at the annual meeting, regardless of the size of your holdings. I urge you to vote your proxy as soon as possible so that your shares may be represented at the meeting. If you attend the annual meeting, you may revoke your proxy in writing and vote your shares in person, if you wish.

     I look forward to seeing you on May 1.

Sincerely,

/s/ Richard P. Anderson
Richard P. Anderson Chairman, Board of Directors

Introduction
This Proxy Solicitation
The Annual Meeting
Common Shares Outstanding
Voting
How to Vote Your Shares
How to Revoke Your Proxy
Voting at the Annual Meeting
The Board’s Recommendations
Votes Required to Approve Each Item
Where to Find Voting Results
Proposals
Election of Directors
Approval of Independent Accountants
Other Business
Board of Directors
Board Meetings and Committees
Director Compensation
Audit Fees
Audit Committee Report
Share Ownership
Shares Owned by Directors and Executive Officers
Share Ownership of Certain Beneficial Owners
Compliance with Section 16(a) of the Securities Exchange Act of 1934
Executive Compensation
Summary Compensation Table
Option Grants
Aggregated Option Exercises in 2002 and Year-End Values
Estimated Retirement Benefits
Compensation Committee Report on Executive Compensation
Performance Graph
Other Information
Shareholder Proposals for 2004 Annual Meeting
Additional Information

THE ANDERSONS, INC.
480 West Dussel Drive
Maumee, Ohio 43537

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	May 1, 2003
Time:	1:30 P.M
Place:	The Andersons’ Activities Building 1833 South Holland-Sylvania Road Maumee, Ohio 43537

Matters to be voted upon:

1.	The election of ten directors to hold office for a one-year term.

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2003.

3.	Any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Holders of record of The Andersons, Inc. Common Shares as of the close of business on February 28, 2003 will be entitled to vote at the Annual Meeting.

By order of the Board of Directors

Maumee, Ohio March 14, 2003

/s/ Beverly J. McBride
Beverly J. McBride Secretary

Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you own, please vote your shares by proxy, either by mailing the enclosed proxy card or by telephone. If you attend the Annual Meeting, you may revoke your proxy in writing and vote your shares in person, if you wish.

THE ANDERSONS, INC.
480 West Dussel Drive
Maumee, Ohio 43537

PROXY STATEMENT

Annual Meeting of Shareholders
May 1, 2003

Introduction

     The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting and to obtain your support on each of the proposals. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf.

This Proxy Solicitation

     Included in this package are the proxy card and this proxy statement. The proxy card and the identification number on it is the means by which you authorize another person to vote your shares in accordance with your instructions.

     This proxy statement provides you with information about the proposals and about The Andersons, Inc. (“Corporation”) that you may find useful in deciding how to vote. After this introduction, you will find the following six sections:

•	Voting

•	Proposals

•	Board of Directors

•	Share Ownership

•	Executive Compensation

•	Other Information

The Annual Meeting

     As shown on the Notice of Annual Meeting, the Annual Meeting will be held on Thursday, May 1, 2003, at The Andersons’ Activities Building in Maumee, Ohio. The Corporation’s Code of Regulations requires that a majority of our Common Shares be represented at the Annual Meeting, either in person or by proxy, in order to transact business. Abstentions and broker non-votes (proxies held in street name by brokers that are not voted on all proposals) will be treated as present for purposes of determining whether a majority is represented.

     Representatives from PricewaterhouseCoopers LLP are expected to attend the meeting. They will have an opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to questions.

     There were no shareholder proposals submitted for the Annual Meeting. We must receive any shareholder proposals for the 2004 Annual Meeting at our principal offices in Maumee, Ohio by December 31, 2003.

Common Shares Outstanding

     On February 28, 2003, The Andersons, Inc. had issued and outstanding 7,206,361 shares of common stock.

Voting

     You are entitled to one vote at the Annual Meeting for each Common Share of The Andersons, Inc. that you owned of record as of the close of business on February 28, 2003.

How to Vote Your Shares

     You may vote your shares at the Annual Meeting by proxy or in person. Even if you plan to attend the meeting, we urge you to vote in advance. If you own your shares in record name, you may cast your vote in one of two ways:

•	Vote by telephone: You can vote by phone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by phone, you do not need to return your proxy card.

•	Vote by mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

     Shareholders who hold their shares beneficially in street name through a nominee (such as a bank or a broker) may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

     When you vote by proxy, the shares you hold will be voted in accordance with your instructions. Your telephone or mail proxy vote will direct the designated persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. The Board has designated Beverly J. McBride, John P. Kraus and Matthew C. Anderson to serve as the proxies for the Annual Meeting.

How to Revoke Your Proxy

     You may revoke your proxy at any time before it is exercised by any of the following means:

•	Notifying Beverly J. McBride, our Corporate Secretary, in writing prior to the Annual Meeting;
•	Submitting a later dated proxy card or telephone vote;

•	Attending the Annual Meeting and revoking your proxy in writing. Your attendance at the Annual Meeting will not, by itself, revoke a proxy.

Voting at the Annual Meeting

     Your shares will be voted at the meeting as directed by the instructions on your proxy card or voting instructions if: (1) you are entitled to vote, (2) your proxy was properly executed, (3) we received your proxy prior to the annual meeting, and (4) you did not revoke your proxy prior to the meeting.

The Board’s Recommendations

     If you send a properly executed proxy without specific voting instructions, the designated proxies will vote your shares for the election of the nominated directors and the ratification of the independent accountants.

Votes Required to Approve Each Item

     The Code of Regulations also states that the nominees for director receiving the greatest number of votes shall be elected. Therefore, abstentions and broker non-votes will not count as a vote for or against the election of directors. The ratification of independent accountants requires a majority of the common shares present and eligible to vote. A broker non-vote or abstention will count as a vote against this proposal.

Where to Find Voting Results

     We will announce the voting results at the Annual Meeting and will publish the voting results in the Corporation’s Form 10-Q for the second quarter ended June 30, 2003. We will file that Form 10-Q with the Securities and Exchange Commission in August 2003.

Proposals

     The Board has nominated ten directors each for a one-year term. The Board has approved PricewaterhouseCoopers LLP as the Corporation’s independent accountants for the year 2003 and recommends that you vote for their ratification.

Election of Directors

     The Board of Directors has nominated and recommends the election of each of the nominees listed below. Each Director that is elected will serve until the next Annual Meeting or until their earlier removal or resignation. Each of the nominees listed is currently a Director of the Corporation. The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote for a substitute, unless the Board of Directors reduces the number of directors.

     Directors will be elected at the Annual Meeting by a plurality of the votes cast at the Annual Meeting by the holders of shares represented in person or by proxy. There is no right to cumulate voting as to any matter, including the election of directors.

     The following is a brief biography of each nominee. Information as to their ownership of the Common Shares can be found in the Share Ownership section at page 8 All information provided is current as of the record date – February 28, 2003.

     Michael J. Anderson, 51, has served as a Director since 1988. He began his employment with the Corporation in 1978 in the Grain Group and held the position of Vice President and General Manager Grain Group from 1990 to February 1994. He served as Vice President and General Manager of the Retail Group from 1994 to 1996 when he was named President and Chief Operating Officer. He was named President and Chief Executive Officer effective January 1, 1999. He is also a director of Interstate Bakeries Corporation and Fifth Third Bank, Northwest Ohio.
     Richard P. Anderson, 73, has served as a Director since 1987. He served as Chief Executive Officer from 1987 to 1998 and was named Chairman of the Board in 1996. He served as Managing Partner of The Andersons from 1984 to 1987, after serving as a general partner of The Andersons and a member of its Managing Committee from 1947 through 1987.
     Thomas H. Anderson, 79, was named Chairman Emeritus in 1996. He served as Chairman of the Board from 1987 until 1996. He formerly held the position of Manager-Company Services of The Andersons for several years, was named Senior Partner in 1987 and served as a general partner of The Andersons and a member of its Managing Committee from 1947 through 1987.
     John F. Barrett, 53, has served as a Director since 1992. He has served in various capacities at The Western and Southern Life Insurance Company, including Executive Vice President and Chief Financial Officer and President and Chief Operating Officer, and currently serves as Chairman, President and Chief Executive Officer. Mr. Barrett is also a director of Convergys Corp., Inc and Fifth Third Bancorp.
     Paul M. Kraus, 70, has served as a Director since 1988. He is of counsel to the Toledo, Ohio law firm of Marshall & Melhorn, LLC, of which he has been a member since 1962.
     Donald L. Mennel, 56, was named as a Director in February 1998. He has served as President and Treasurer of The Mennel Milling Company since 1984. He has served as a member of the Federal Grain Inspection Service Advisory Board and is past chairman of the Eastern Soft Wheat Technical Board.
     David L. Nichols, 61, has served as a Director since 1995. He has served as President of the Rich’s-Macy’s/Lazarus/Goldsmith’s Division of Federated Department Stores, Inc. since August 2000. Prior to that, he served as Chairman and Chief Executive Officer of Mercantile Stores, Inc. He is a past director of the Federal Reserve Bank, Cleveland, Ohio.
     Dr. Sidney A. Ribeau, 55, was named as a Director in February 1997. He has served as President of Bowling Green State University since 1995. Prior to that, he served as Vice President for Academic Affairs at California State Polytechnic University, Pomona. He is also a director of Worthington Industries, Inc. and Convergys Corp., Inc.
     Charles A. Sullivan, 67, was named as a Director in 1996. He serves as Chairman of the Board of Interstate Bakeries Corporation, and previously served as their Chief Executive Officer. He is also a director of UMB Bank of Kansas City, Missouri.
     Jacqueline F. Woods, 55, was named as a Director in February 1999. She has served in various capacities at Ameritech Ohio and its predecessor, Ohio Bell, retiring in 2000 as its President. She is also a director of The Timken Company and OfficeMax, Inc.

     Richard P. and Thomas H. Anderson are brothers; Paul M. Kraus is their brother-in-law.

     Michael J. Anderson is a nephew of Richard P. and Thomas H. Anderson and Paul M. Kraus.
The Board of Directors recommends a vote FOR the election of the ten directors as presented.

Approval of Independent Accountants

     The Board of Directors, upon recommendation by the Audit Committee, has appointed PricewaterhouseCoopers LLP as our independent accountants to examine the financial statements of the Corporation for fiscal year 2003.
     If the shareholders do not ratify this appointment by a majority of the shares represented in person or by proxy at the Annual Meeting, the Board of Directors will consider other independent accountants upon recommendation by the Audit Committee.
     The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants.

Other Business

     At the date of this Proxy Statement, we have no knowledge of any business other than the proposals described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, the proxies will be voted in the discretion of the proxy holders.

Board of Directors

Committees of the Board

Governance /
Name	Board		Audit		Compensation		Nominating

Michael J. Anderson	X
Richard P. Anderson	X	*
Thomas H. Anderson	X
John F. Barrett	X				X		X
Paul M. Kraus	X
Donald L. Mennel	X		X				X
David L. Nichols	X		X	*			X
Dr. Sidney A. Ribeau	X				X		X
Charles A. Sullivan	X		X				X *
Jacqueline F. Woods	X				X	*	X

*	Chairman

Board Meetings and Committees

     The Board of Directors held five meetings in 2002. Each director attended 75% or more of the 2002 meetings of the Board of Directors and its committees except for Jacqueline F. Woods who attended three of the five Board meetings and both Compensation Committee meetings and Dr. Sidney A. Ribeau who attended four of the five Board meetings and one of the two Compensation Committee meetings. The Governance / Nominating Committee is a new committee in 2003; the previous Nominating Committee consisted of the entire Board of Directors and met as part of the normal Board of Directors meetings.

     Audit Committee: The Audit Committee, among other duties, reviews the internal audit and external financial reporting of the Corporation, reviews the scope of the independent audit and considers comments by the independent accountants regarding internal controls and accounting procedures and management’s response to those comments. The Audit Committee met four times in 2002.
     Compensation Committee: The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Corporation and, under the Corporation’s Amended and Restated Long Term Performance Compensation Plan, grants equity compensation to participants. The Compensation Committee met twice in 2002.
     Governance / Nominating Committee: In 2003 the Nominating Committee was reconstituted as the Governance / Nominating Committee comprised solely of independent directors. This Committee recommends to the Board of Directors actions to be taken regarding its structure, organization and functioning, selects and reviews candidates to be nominated to the Board, reports to the Board regarding the qualifications of such candidates, recommends a slate of directors to be submitted to the shareholders for approval and conducts regular committee meetings without management being present. The Governance / Nominating Committee recommends the election to the Board of each nominee named in this Proxy Statement. The Governance / Nominating Committee will consider individuals recommended by shareholders as potential future nominees to the Board. The names of such individuals, together with a full statement of their qualifications, should be mailed to the Governance / Nominating Committee, care of the Secretary of the Corporation at 480 West Dussel Drive, Maumee, Ohio 43537.

Director Compensation

     Directors who are not employees of the Corporation receive an annual retainer of $20,000. The chairpersons of the Audit, Compensation and Governance / Nominating Committees each receive a retainer of $3,000 provided he or she is not an employee of the Corporation. Directors may elect to take their annual retainer in cash, Common Shares, stock options on the Corporation’s Common Shares or as deferred compensation.
     Directors who are not employees of the Corporation receive a fee of $1,000 for each Board Meeting and Annual Shareholders’ Meeting attended. Members of the Audit and Compensation Committees, including the chairpersons, who are not employees of the corporation, receive $1,000 for each committee meeting attended. Members of the Governance / Nominating Committee, including the chairperson, will not receive the $1,000 meeting fee unless a meeting is required on a day other than the day of a regular Board of Directors meeting. Participation in Board of Directors and Committee meetings by phone will be paid at a rate of one half of the regular meeting amount. Beginning in 2002, directors participating in telephone conference meetings with management that are not regularly scheduled Committee meetings, also receive a fee of the greater of $500 or one half of the regular meeting amount.
     Directors also receive an option grant on January 1 of each year based on the past year’s performance. These grants vest after one year, expire in five years and are granted at the market price on the date of grant. Each director received a grant of 2,100 options on January 1, 2003.
     Thomas Anderson, chairman emeritus, receives a payment of $55,000 annually from the Corporation for business consulting and advisory services.

Audit Fees

     Following are the fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Corporation for the year ended December 31, 2002:

Audit fees for the audit of the Corporation’s financial statements for the year ended December 31, 2002 and the year 2002 quarterly reviews	$375,170
Other fees	201,951

Total	$577,121

Audit Committee Report

     The Audit Committee of The Andersons, Inc. Board of Directors is comprised of three independent directors and operates under a written charter. The Audit Committee recommends to the Board of Directors the selection of the Corporation’s independent accountants. The Board’s appointment is then presented to the shareholders in the annual proxy statement for their vote.
     Management is responsible for the Corporation’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The Corporation’s independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for issuing their report. The Audit Committee is responsible to monitor and oversee these processes.
     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
     The Corporation’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.
     The Audit Committee has also reviewed the services provided by the independent accountants (as disclosed above under the caption “Audit Fees”) when considering their independence.
     Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE David L. Nichols (chair), Donald L. Mennel, Charles A. Sullivan

Share Ownership

Shares Owned by Directors and Executive Officers

     This table indicates the number of Common Shares owned by the executive officers and directors as of February 28, 2003. The table displays this information for the group as a whole, for each director individually and for the five most highly compensated executive officers.

	Amount and Nature of Shares Beneficially
	Owned as of February 28, 2003

		Aggregate Number Of
		Shares Beneficially
Name	Options(a)	Owned		Percent of Class (b)

Dennis J. Addis	23,050	10,395	(g)	*
Daniel T. Anderson	12,000	137,343		2.07%
Michael J. Anderson	161,832	133,128	(c)	4.00%
Richard P. Anderson	174,542	338,025	(d)	6.94%
Thomas H. Anderson	4,650	263,923	(e)	3.72%
John F. Barrett	6,650	9,137		*
Paul M. Kraus	6,650	113,649	(f)	1.67%
Donald L. Mennel	6,650	5,173		*
David L. Nichols	6,650	6,299		*
Harold M. Reed	43,100	9,600		*
Dr. Sidney A. Ribeau	8,457	3,140		*
Rasesh H. Shah	32,650	5,450		*
Charles A. Sullivan	6,650	25,244		*
Jacqueline F. Woods	5,650	5,914		*
All directors and executive officers as a group (21 persons)	634,733	1,245,900		23.98%

(a)	Includes options exercisable within 60 days of February 28, 2003.

(b)	An asterisk denotes percentages less than one percent.

(c)	Includes 51,546 Common Shares held by Mrs. Carol H. Anderson, Mr. Anderson’s spouse; 6,032 Common Shares held by Michael J. Anderson, Jr., Mr. Anderson’s son; 6,532 Common Shares held by Laura J. Anderson, Mr. Anderson’s daughter; and 6,532 Common Shares held by Colin J. Anderson, Mr. Anderson’s son. Mr. Anderson disclaims beneficial ownership of such Common Shares.

(d)	Includes 332,811 Common Shares held by Richard P. Anderson, LLC. Richard P. Anderson holds all options on Common Shares. Voting shares of the LLC are held 50% by Richard P. Anderson and 50% by Mrs. Frances H. Anderson, Mr. Anderson’s spouse. Nonvoting shares are held 31.7% each by Mr. Anderson and Mrs. Anderson. Mr. and Mrs. Anderson’s children hold the remaining nonvoting shares. Mr. Anderson disclaims beneficial ownership of such Common Shares.

(e)	Includes 143,028 Common Shares held by Mrs. Mary P. Anderson, Mr. Anderson’s spouse. Mr. Anderson disclaims beneficial ownership of such Common Shares.

(f)	Includes 55,558 Common Shares held by Mrs. Carol A. Kraus, Mr. Kraus’s spouse. Mr. Kraus disclaims beneficial ownership of such Common Shares.

(g)	Includes 100 Common Shares owned by Jeremy Addis, Mr. Addis’s son; 100 Common Shares owned by Jennifer Addis, Mr. Addis’s daughter; and 100 Common Shares owned by Jonathan Addis, Mr. Addis’s son. Mr. Addis disclaims beneficial ownership of such Common Shares.

Share Ownership of Certain Beneficial Owners

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class

Common Shares	Dimensional Fund Advisors, Inc. 1299 Ocean Avenue 11th floor Santa Monica, California 90401	366,147 shares	5.08%
Common Shares	Berno, Gamble & Barbee 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	495,780 shares	5.76%

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers and directors to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. In addition, persons that are not officers or directors but who beneficially own more than ten percent of Common Shares, must also report under Section 16(a). Copies of all Section 16(a) forms filed by officers, directors and greater-than-10% owners are required to be provided to the Corporation.
     We have reviewed the reports and written representations from the executive officers and directors. Based on our review, we believe that all filing requirements were met during 2002, except for Dan Anderson filing a late Form 4 for transfers to him of non-voting shares of Richard P. Anderson, LLP.

Executive Compensation

     This section contains charts that show the amount of compensation (both cash and Common Shares) earned by the Corporation’s five most highly paid executive officers. It also contains the performance graph comparing the Corporation’s performance relative to our peer group of companies and the report of our Compensation Committee explaining the compensation philosophy for the Corporation’s most highly paid executive officers.

Summary Compensation Table

				Long Term
	Annual Compensation			Compensation	All Other
					Compensation
Name and Position	Year	Salary	Bonus	Option Grants	(a)

Michael J. Anderson	2002	$300,000	$200,000	40,000	$6,000
President and Chief	2001	325,000	75,000	35,000	5,100
Executive Officer	2000	328,750	125,000	40,000	5,100
Dennis J. Addis	2002	162,833	110,000	7,500	6,000
President	2001	152,000	80,000	6,000	3,990
Wholesale Fertilizer Division	2000	132,000	50,000	5,000	4,185
Daniel T. Anderson	2002	199,169	90,000	10,000	6,000
President	2001	195,715	6,000	14,000	5,100
Retail Group	2000	185,769	55,000	14,000	5,100
Harold M. Reed	2002	193,333	150,000	10,000	5,500
President	2001	185,000	160,000	14,000	3,100
Grain Division	2000	160,000	120,000	14,000	3,100
Rasesh H. Shah	2002	181,333	45,000	7,500	5,890
President	2001	178,000	15,000	10,000	5,100
Rail Group	2000	168,000	12,500	9,300	5,100

(a)	Corporation’s matching contributions to the 401(k) retirement plan and the deferred compensation plan.

Option Grants

					Potential Realizable
	2002 Individual Grants				Value at Assumed
					Annual rates of Share
	Number of	% of Total Options			Price Appreciation for Option Term (b)
	Securities	Granted to	Exercise
	Underlying Options	Employees in Fiscal	or Base	Expiration
	Granted (a)	Year	Price	Date	5%	10%

Dennis J. Addis	7,500	4.39%	$10.00	1/1/07	$20,721	$45,788
Michael J. Anderson	30,000	17.55%	$10.00	1/1/07	82,884	183,153
Michael J. Anderson(c)	10,000	5.85%	$10.00	1/1/12	62,889	159,374
Daniel T. Anderson	10,000	5.85%	$10.00	1/1/07	27,628	61,051
Harold M. Reed	10,000	5.85%	$10.00	1/1/07	27,628	61,051
Rasesh H. Shah	7,500	4.39%	$10.00	1/1/07	20,721	45,788

(a)	These options, granted on January 1, 2002, were 40% vested at the date of grant, 30% after one year and 30% after two years. Annual growth of 5% results in a share price of $12.76 per share and 10% results in a price of $16.11 per share for the five-year option term. See (b) for a discussion of these annual growth factors used in calculating potential realizable value.

(b)	Potential realizable value is based on the assumed annual growth of the Corporation’s Common Shares for the option term. Actual gains, if any, on share option exercises are dependent on the future performance of the shares. There can be no assurance that the amounts reflected in this table will be achieved.

(c)	These options, granted on January 1, 2002, were 100% vested immediately and were taken in lieu of salary. Annual growth of 5% results in a stock price of $16.29 per share and 10% growth results in a price of $25.94 per share for the ten-year option term. See (b) for a discussion of these annual growth factors used in calculating potential realizable value.

Aggregated Option Exercises in 2002 and Year-End Values

			Unexercised	Value of In-the
			Options at Year	Money Options at
			End (#)	Year End ($)
	Shares Acquired		Exercisable /	Exercisable /
Name (a)	on Exercise	Value Realized	Unexercisable	Unexercisable (b)

Dennis J. Addis	3,100	$8,823	14,200	$49,740
			6,300	19,485
Michael J. Anderson	12,000	46,500	128,332	416,620
			28,500	91,388
Daniel T. Anderson	51,351	171,016	—	—
			10,200	33,315
Harold M. Reed	7,000	15,053	31,100	116,789
			10,200	33,315
Rasesh H. Shah	5,250	12,119	22,600	81,764
			7,500	24,375

(a)	None of the individuals in this table has stock appreciation rights.

(b)	The value of in-the-money options is calculated as the difference between the closing market price of the Corporation’s common shares underlying the Corporation’s stock options as of December 31, 2002 ($12.70) and the exercise price of the option.

Estimated Retirement Benefits

     The following table shows estimated annual regular pension benefits payable to officers and other key employees upon retirement if occurring today at age 65 under the provisions of our qualified and non-qualified pension plans. These benefits are based upon compensation and years of service.

Average Five-Year	Approximate Annual Retirement Benefit
Compensation (a)	Based Upon the Indicated Years of Service (b)

	5 Years	10 Years	15 Years	25 Years	30 Years

100,000	$6,900	$13,700	$20,600	$34,300	$41,100
150,000	10,600	21,200	31,800	53,000	63,600
200,000	14,400	28,700	43,100	71,800	86,100
250,000	18,100	36,200	54,300	90,500	108,600
300,000	21,900	43,700	65,600	109,300	131,100
350,000	25,600	51,200	76,800	128,000	153,600
400,000	29,400	58,700	88,100	146,800	176,100
450,000	33,100	66,200	99,300	165,500	198,600
500,000	36,900	73,700	110,600	184,300	221,100

(a)	Compensation includes base pay plus bonus.

(b)	The benefits shown reflect the election of a single life annuity. Each of the named executives has fifteen years of credited service.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors is pleased to present its report on executive compensation. The Committee exercises the Board’s powers in reviewing all aspects of cash and long-term compensation for executive officers and other key employees. All members of the Compensation Committee are independent as defined by the Securities and Exchange Commission and the National Association of Securities Dealers.

Compensation Philosophy. Our compensation philosophy is to endeavor to directly link executive compensation to continuous improvements in corporate performance and increases in shareholder value. We have adopted the following objectives as guidelines for compensation decisions:

•	Display a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

•	Be willing to compensate executive officers in recognition of superior individual performance, new responsibilities or new positions.

•	Take into account historical levels of executive compensation and the overall competitiveness of the market for high quality executive talent.

•	Implement a balance between short- and long-term compensation to complement our annual and long-term business objectives and strategy and encourage executive performance in fulfilling those objectives.

•	Provide variable compensation opportunities based on company performance, encourage share ownership by executives and align executive compensation with the interests of shareholders.

     Compensation Program Components. We regularly review our compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the

Corporation’s performance. Elements of the compensation program for executive officers are further explained below.
     Base Salary and Bonus. Base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with that of companies of similar size and complexity. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons. Our bonus program considers a portion of this base salary “at risk” and determines how much of the at risk dollars are awarded each year based on both quantitative and qualitative factors.
     Long-Term Compensation Plan. We sponsor a long-term performance compensation plan that provides certain employees with share options and/or share awards based both on company and individual performance. The exercise price of options is the market price of the Common Shares on the grant date. Share awards may include restrictions that require continued employment prior to vesting.
     Employee Benefit Plans. We also sponsor an Employee Share Purchase Plan that allows employees (other than Anderson family members) to purchase Common Shares at the lower of the beginning or end of the year market price. Funding of these purchases is made through payroll deductions.
     Chief Executive Officer Compensation. We set the 2002 fiscal year cash compensation for Mr. Michael J. Anderson based on past compensation practices, policies and performance. Taking these factors into account, Mr. Anderson’s annual base salary was set at $340,000 for 2002. He also received a 2002 performance bonus of $200,000 and a January 1, 2003 grant of 30,000 options. Mr. Anderson elected to receive $40,000 of his base salary in the form of 10,000 options on the Company’s common shares. These options were granted at fair market value on January 1, 2002 and expire ten years from the date of grant. In the future, we will continue to take responsibility for establishing the Chief Executive Officer’s annual cash and equity-based compensation. In doing so, the Committee will consider a number of factors, including prior compensation arrangements, corporate performance, individual performance and competitive standards.
     Summary. After our review of all existing programs, we continue to believe that the total compensation program for executives is focused on increasing shareholder value and enhancing corporate performance. We currently believe that the compensation of executive officers is properly tied to share appreciation through the Amended and Restated Long-Term Performance Compensation Plan. We also believe that executive compensation levels are competitive with the compensation programs provided by our competitors. All members of the Committee have approved this report.

COMPENSATION COMMITTEE Jacqueline F. Woods (chair) John F. Barrett Sidney A. Ribeau

Performance Graph

     The graph below compares the total shareholder return on the Corporation’s Common Shares to the cumulative total return for the NASDAQ U.S. Index and a Peer Group Index. The indices reflect the year-end market value of an investment in the stock of each company in the index, including additional shares assumed to have been acquired with cash dividends, if any. The Peer Group Index, weighted for market capitalization, includes the following companies:

• Ag Services of America, Inc	• IMC Global, Inc.
• Archer-Daniels-Midland Co.	• Lesco, Inc.
• Conagra, Inc.	• Lowes Companies
• Corn Products International, Inc.	• Scotts Company
• GATX Corp.

     The graph assumes a $100 investment in The Andersons, Inc. Common Shares on December 31, 1997 and also assumes investments of $100 in each of the NASDAQ U.S. and Peer Group indices, respectively, December 31 of the first year of the graph. The value of these investments on the following calendar year ends is shown in the table below the graph.

		Cumulative Returns

	Base Period December 31, 1997	1998	1999	2000	2001	2002

The Andersons, Inc.	$100.00	$132.42	$96.28	$103.68	$123.84	$160.93
NASDAQ U.S	100.00	140.99	262.00	157.59	125.05	85.83
Peer Group Index	100.00	114.04	105.06	103.55	142.27	125.43

Other Information

Shareholder Proposals for 2004 Annual Meeting

     The Secretary of the Corporation must receive shareholder proposals for consideration at the 2004 annual meeting no later than December 31, 2003. This deadline is necessary in order for the proposal to be considered for inclusion in the Corporation’s 2004 proxy materials.

Additional Information

     This proxy information is being mailed with the Corporation’s December 31, 2002 Annual Report to Shareholders. Upon your written request, we will also provide to you, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission. Any requests for copies should be directed to the Secretary of the Corporation at 480 West Dussel Drive, Maumee, Ohio 43537. You may also obtain a copy of this document at the Security and Exchange Commission’s Internet site at http://www.sec.gov. We expect that it will be filed on or about March 15, 2003.

     Please complete the enclosed proxy card and mail it in the enclosed postage-paid envelope or register your vote by phone as soon as possible.

By order of the Board of Directors

/s/ Beverly J. McBride
Beverly J. McBride Secretary

PROXY — THE ANDERSONS, INC.
Meeting Details

Location: The Andersons Inc. Activities Building, 1833 S. Holland-Sylvania Road, Maumee OH 43537; 1:30 p.m. Local Time
Proxy solicited by Board of Directors for Annual Meeting – May 1, 2003

     The undersigned hereby appoints Matthew C. Anderson, John P. Kraus and Beverly J. McBride, and each of them, proxies, with power of substitution and revocation, acting by a majority of those present and voting or if only one is present and voting then that one, to vote the share(s) of The Andersons, Inc. which the undersigned is entitled to vote, at the Annual Meeting of shareholders to be held on May 1, 2003 and at any adjournment or postponements thereof, with all the powers the undersigned would possess if present, with respect to the following:

     THIS PROXY, WHEN PROPERY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003.

Important — This Proxy must be signed and dated on the reverse side.

IF YOU HOLD SHARES THROUGH A BROKERAGE FIRM, IN YOUR OWN NAME, OR THROUGH THE 401K, YOU MAY HAVE MORE THAN ONE PROXY TO COMPLETE.

This Space May Be Used For Any Comments You Care To Make:

PLEASE MARK, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE ON OR BEFORE APRIL 25, 2003.

THANK YOU FOR VOTING

The Andersons, Inc.

{Name and address of shareholder]

[   ] Mark this box with an X if you have made changes to your name or address details above

Annual Meeting Proxy Card

A.	Election of directors

1.	The Election of ten Directors to hold office for a one-year term:

	For	Withhold		For	Withhold		For	Withhold
Michael J. Anderson	[ ]	[ ]	Paul M. Kraus	[ ]	[ ]	Charles A. Sullivan	[ ]	[ ]

Richard P. Anderson	[ ]	[ ]	Donald L. Mennel	[ ]	[ ]	Jacqueline F. Woods	[ ]	[ ]

Thomas H. Anderson	[ ]	[ ]	David L. Nichols	[ ]	[ ]

John F. Barrett	[ ]	[ ]	Sidney A. Ribeau	[ ]	[ ]

B.	Issues

		For	Against	Abstain
2.	Ratification of the appointment of
	PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2003.	[ ]	[ ]	[ ]

C.     Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.
Note: Please sign your name(s) EXACTLY as your name(s) appear on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 [	]	Signature 2 [	]	Date (dd/mm/yyyy) [ / / ]